SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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SONOMAWEST HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

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SONOMAWEST HOLDINGS, INC.
2064 HIGHWAY 116 NORTH, SEBASTOPOL, CA 95472

NOTICE OF ANNUAL MEETING OF
STOCKHOLDER AND PROXY STATEMENT
To be Held
November 17, 2006

To the Stockholders of SonomaWest Holdings, Inc.:

Notice is hereby given that the Annual Meeting of the Stockholders of SonomaWest Holdings, Inc. (the "Company") will be held on Friday, November 17, 2006, at 9:00 a.m., at the offices of Alleghany Properties, LLC, 2150 River Plaza Drive, #155, Sacramento, California 95833, for the following purposes:

1. To elect four directors to serve until the 2007 Annual Meeting of Stockholders or until their respective successors are elected and qualified.

2. To ratify the selection by our audit committee of Grant Thornton LLP as independent auditors for the fiscal year ending June 30, 2007.

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on October 9, 2006, are entitled to notice of and to vote at the meeting and at any continuation or adjournment thereof.

All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, we urge you to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder has returned a proxy.

By Order of the Board of Directors,

Walker R. Stapleton
President and Chief Executive Officer

Sebastopol, California
October 16, 2006

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED THE PROXY. PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD. WE ENCOURAGE YOU TO REVIEW THE PROPOSALS AND VOTE IN FAVOR.

SONOMAWEST
HOLDINGS INC
2064 HIGHWAY 116 NORTH, SEBASTOPOL, CA 95472

PROXY STATEMENT

For Annual Meeting of Stockholders
November 17, 2006, at 9:00 a.m.

INFORMATION CONCERNING VOTING AND SOLICITATION

General

This Proxy Statement is furnished by the Board of Directors of SonomaWest Holdings, Inc. (the "Company") to solicit stockholder proxies to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, November 17, at 9:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the offices of Alleghany Properties, LLC, 2150 River Plaza Drive, #155, Sacramento, California 95833.

The mailing of these proxy solicitation materials and the Company's Annual Report to Stockholders for the year ended June 30, 2006 commenced on or about October 20, 2006.

Voting

The Board of Directors of the Company (the “Board”) has fixed the close of business on October 9, 2006, as the Record Date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. At the Record Date, 1,124,257 shares of the Company's common stock were issued and outstanding, and no shares of any other class of stock were outstanding.

Each stockholder on the Record Date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting, except for the election of directors if directors are elected by cumulative voting as described below. The inspector of elections we appoint will determine whether or not a quorum is present. The presence in person or by proxy of the holders of a majority of the shares of common stock issued and outstanding on the Record Date and entitled to vote is required to constitute a quorum at the Annual Meeting. If a quorum is not present, the stockholders entitled to vote who are present in person or represented by proxy at the meeting have the power to adjourn the meeting until a quorum is present, without notice other than an announcement at the meeting and so long as such adjournment is less than 30 days and a new record date is not fixed. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally scheduled.

In the election of directors, stockholders have cumulative voting rights, which means that each stockholder is entitled to a number of votes equal to the number of his or her shares multiplied by the number of directors to be elected. A stockholder may cast all of his or her votes for a single candidate, or may distribute votes among as many candidates as he or she may see fit. No stockholder may cumulate votes for a candidate, however, unless the name(s) of the candidate(s) have properly been placed in nomination before the voting and the stockholder has given notice at the Annual Meeting, before the voting has begun, of his or her intention to cumulate votes. If one stockholder has already given such a notice, all stockholders may cumulate their votes for candidates in nomination without further notice.

The inspector of election appointed for the meeting will tabulate all votes and will separately tabulate affirmative and negative votes, abstentions and broker non-votes. All properly executed proxies that are not revoked will be voted at the meeting in accordance with the instructions contained therein. Each proxy received without specific directions indicated thereon will be voted FOR the election of the nominees named in this Proxy Statement and FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending June 30, 2007. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present. Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker does not receive voting instructions from the beneficial owner, and (2) the broker lacks discretionary authority to vote the shares. Banks and brokers cannot vote on their clients’ behalf on “non-routine” proposals. Abstentions will be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote. Accordingly, abstentions will have the same effect as a vote against the proposal. With respect to shares relating to any proxy as to which a broker non-vote is indicated on a proposal, those shares will not be considered present and entitled to vote with respect to any such proposal. Thus, a broker non-vote will not affect the outcome of the voting on a proposal. Abstentions or broker non-votes or other failures to vote will have no effect in the election of directors.

Revocability of Proxies

Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke the proxy at any time before it is voted. The proxy may be revoked by filing with the Secretary of the Company at the Company's principal executive office a written notice of revocation, by a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, or by attending the meeting and voting in person.

Solicitation

The Company will bear the entire cost of solicitation, including preparation, assembly, printing, and mailing of this Proxy Statement, the Proxy card, and any additional material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or employees of the Company. No additional compensation will be paid for any such services. Except as described above, the Company does not intend to solicit proxies other than by mail.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Annual Meeting, four directors are to be elected by the stockholders to serve until the next annual meeting of stockholders or until the election and qualification of their successors. Effective as of the Annual Meeting, the authorized number of directors constituting the Board will be four. The proxy holders named on the enclosed Proxy card intend to vote all shares for which proxies are granted to elect the four nominees selected by the Board and intend to vote such shares cumulatively if necessary to elect some or all of such nominees. The four nominees for director who receive the most affirmative votes will be elected directors. Votes withheld will have no effect on the election result. If any of the nominees refuses or is unable to serve as a director (which is not now anticipated), the proxy holders intend to nominate and vote for such other person(s) as they believe will best serve the interests of the Company.

Nominees

The table below indicates each nominee's principal occupation, age, and year in which he first became a director.
Name	Age	Principal Occupation	Director Since

Walker R. Stapleton	32	President and Chief Executive Officer of the Company	2005
David J. Bugatto(1)(2)	42	President and CEO of Alleghany Properties, LLC	2001
Robert W.C. Davies	32	Vice President, ING Clarion Partners
David Janke	33	Private Equity and Real Estate Investor

(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.

With the exceptions noted below, each of the nominees, directors and named current executive officers of the Company has been engaged in the principal occupations set forth above during the past five (5) years. Mr. Stapleton is currently the only executive officer of the Company.

Walker R. Stapleton, 32; Director, President and Chief Executive Officer.  Mr. Stapleton was appointed President and Chief Executive Officer on June 16, 2005. Mr. Stapleton has been a consultant with Castle Keep Realty of Denver, a private real estate consulting firm, since 2004. From 2004 to 2005, Mr. Stapleton served as Director of Real Estate Acquisitions for Lamar Companies, a private real estate investment firm. From 2001 to 2003, he attended the Harvard Business School. From 1999 to 2001, Mr. Stapleton served as Director of Business Development for Live 265.com, a streaming media company on the internet. Mr. Stapleton gained transactional experience relating to public and private company financing during his employment at Hambrecht & Quist as an Investment Banker in the group's technology banking division from 1997 to 1999. Mr. Stapleton was a founding principal of Convergence Capital Partners, a private real estate opportunity fund, which made investments in Eastern Europe. Mr. Stapleton is a graduate of Williams College. He holds a Graduate Degree in Business Economics from The London School of Economics and Political Science. Mr. Stapleton holds a Masters in Business Administration from the Harvard Business School.

David J. Bugatto; 42; Director. Mr. Bugatto is President and Chief Executive Officer of Alleghany Properties, LLC ("APLLC"), which is a subsidiary of Alleghany Corporation, a publicly traded corporation on the New York Stock Exchange. Mr. Bugatto is also a director of APLLC. Prior to joining Alleghany Properties, he was Vice President of the real estate investment division of Sacramento Savings Bank. Mr. Bugatto has been directly involved with the development and management of various types of real estate for the past 20 years. He is an active member of the Urban Land Institute. He is graduate of California State University, Sacramento, with a B.S. degree in Business.

Robert W.C. Davies; 32; Nominee. Mr. Davies is a Vice President at ING Clarion Partners, covering real estate investments in the Western United States, primarily in the Northern California, Portland, Denver and Seattle markets. Prior to joining ING Clarion Partners, Mr. Davies worked for Discovery Land Company, an owner and developer of high end private golf clubs and residential communities, where he focused on acquisition and finance activities from 2003 to 2006. From 2001 to 2003, he attended the Stanford Graduate School of Business. From 1999 to 2001, Mr. Davies served as Corporate Development Manager from HearMe, a Voice over Internet Protocol (VOIP) technology company. From 1996 to 1999, Mr. Davies was an investment banker for Furman Selz, which was purchased by ING Barings in 1997. Mr. Davies is a graduate of Duke University. He holds a Masters in Business Administration from the Stanford Graduate School of Business.

David A. Janke; 33; Nominee. Mr. Janke is currently an independent private equity and real estate investor. From 2003 to 2006, Mr. Janke was a Vice President at Starwood Capital Group, a global real estate private equity fund. Prior to Starwood Capital, from 2001 to 2003, he attended the Harvard Business School. From 2000 to 2001, Mr. Janke was Director of Finance and Strategic Planning for Tyco International. From 1998 to 2000, Mr. Janke was an investment professional at Soros Fund Management focusing on private equity opportunities. From 1996 to 1998, he was an investment banker with Alex. Brown & Sons in the Restructuring Group. Mr. Janke is a graduate of Middlebury College and holds a Masters in Business Administration from the Harvard Business School.

Board of Directors Meetings and Committees

The Board of Directors met eight times in person or by telephone during the fiscal year ended June 30, 2006. Each director attended at least 75% of the meetings of the Board or its committees upon which he served that were held during the last fiscal year. While the Company encourages all members of the Board to attend the annual meeting, there is no formal policy as to their attendance at each of the annual meetings of stockholders. Mr. Selinger attended the 2005 annual meeting of stockholders.

The Board has standing Audit and Compensation Committees. The Board has adopted charters for the Audit and Compensation Committees. Copies of the charters of the Audit Committee and Compensation Committee were attached to the Company’s Proxy Statement for the fiscal year ended June 30, 2004.

During fiscal 2006, the members of the Audit Committee were Messrs. Selinger (Chairman) and Bugatto. The Board has determined that Mr. Selinger is independent within the meaning of Rule 10A-3 of the Securities Exchange Act of 1934. The Board has also determined that Mr. Selinger is an "audit committee financial expert" as defined in the applicable regulations of the Securities and Exchange Commission (the “SEC”). Mr. Bugatto was not independent by virtue of the consulting fees received by Mr. Bugatto in fiscal year 2006. However, he was appointed to the committee based on his in-depth knowledge of the Company's operations and controls.

Subject to its charter, the Audit Committee's function is to provide assistance to the Board in its oversight of: the integrity of the Company's financial statements; compliance with legal and regulatory requirements; reviewing and maintaining the independent auditors' qualifications and independence; the performance of the Company's internal audit function; communications with the independent auditors. The committee meets periodically with management and the Company’s independent auditors. The Audit Committee is solely responsible for the appointment, compensation and oversight of the independent auditors and, if deemed necessary, the termination of the independent auditors. The Audit Committee had four meetings and had additional telephone conferences during fiscal 2006.

Under its pre-approval policies with respect to the Company’s independent auditors, the Audit Committee pre-approves all audit and permitted audit-related and non-audit services provided to the Company by its independent auditor prior to the engagement of the firm for such services. The Audit Committee pre-approved all audit and non-audit services provided by Grant Thornton LLP during fiscal year 2006.

During fiscal 2006, the members of the Compensation Committee were Messrs. Bugatto and Selinger. The Compensation Committee met one time, acted by means of written consent two times and had additional telephone conferences during fiscal year 2006. The functions of the Compensation Committee are to: develop and recommend to the full Board compensation arrangements, including bonuses and stock options for directors, executive officers and other key employees, and fee arrangements for outsourced functions; advise the Board on policy matters concerning officer compensation and administration of the Company's stock option plans; administer the Company's stock option plans; establish and review general policies relating to the compensation and benefits of the Company's employees; and perform such other functions regarding compensation as the Board may delegate.

Following the annual meeting, if the proposed nominees are elected as directors, additional members will be added to the Compensation Committee and the Audit Committee.

Stockholder Communications

Stockholders may communicate in writing with the Board of Directors or individual members of the Board by mail addressed to the Secretary of the Company at the following address: 2064 Highway 116 North, Sebastopol, California 95472. The Secretary will forward the communication to the intended director or directors. If the stockholder wishes the communication to be confidential, then the communication should be provided in a form that will maintain confidentiality. Concerns relating to the accounting, internal controls or auditing matters will be handled in accordance with the Company's Complaint Procedure and Nonretaliation Policy for Accounting, Securities and Stockholder Matters which was adopted by the Audit Committee, a copy of which is attached as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004.

Code of Business Conduct and Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, and a Code of Ethics for our Chief Executive Officer and senior financial officers. Copies of these codes of ethics are attached as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004. The Company will provide any person, without charge, a copy of the Codes. Requests for a copy of the Codes may be made by writing to the Company at SonomaWest Holdings, Inc., 2064 Highway 116 North, Sebastopol, CA 95472, Attention: President.

Compensation Committee Interlocks and Insider Participation

The Company is not aware of any interlocks or insider participation required to be disclosed under applicable rules of the Securities and Exchange Commission. No members of the Compensation Committee were employees of the Company during the fiscal year ended June 30, 2006. As described in the Section below entitled "Certain Relationships and Related Transactions," during fiscal year 2006 David Bugatto, a director, received consulting fees from the Company pursuant to a previous agreement.

Director Nomination Process

The Company does not have a standing nominating committee, due in part to the small size of its Board. For purposes of the rules of the Securities and Exchange Commission relating to the independence of members of nominating committees, Mr. Selinger and Mr. Milam are considered independent directors and, if they are elected at the annual meeting, Messrs. Davies and Janke will be considered independent directors. The Board is responsible for evaluating and recommending individuals for election to the Board, including those recommendations submitted by stockholders.

It is the Company's policy that candidates for director should possess a high level of personal and professional integrity, ability and judgment, and have skills and expertise appropriate for the Company and for serving the long-term interests of the Company's stockholders. In the case of incumbent directors whose terms of office are set to expire, the Board reviews such directors' overall service to the Company and performance on the Board during their term. In the case of new director candidates, the Board first conducts inquiries into the background and qualifications of possible candidates after considering the function and needs of the Board. The directors generally meet to discuss and consider such candidates' qualifications, including relevant career experience, relevant technical skills, industry knowledge and experience and financial expertise (including expertise that could qualify a director as a "financial expert"). The Board believes that the qualifications and strengths of an individual in totality, rather than any specific factor, should be primary, with a view to nominating persons for election to the Board whose backgrounds, integrity and personal characteristics indicate that they will make a contribution to the Board. The Board also considers the benefit to the Company and its stockholders from the familiarity and insight into the Company’s affairs that incumbent directors can provide by continued service on the Board. In seeking potential nominees, the directors may use a network of contacts to compile a list of potential candidates, but may also engage, if they deem appropriate, a professional search firm. To date, the Company has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates, but reserves the right to do so. The new nominees for election as directors, Mr. Davies and Mr. Janke, were originally recommended for consideration by Walker R. Stapleton, the Company’s Chief Executive Officer and a director, and were approved by the Board. The Board did not timely receive any security holder recommendations for nomination to the Board in connection with this year’s Annual Meeting pursuant to the procedures described in this Proxy Statement and the Company’s bylaws.

The directors will consider director candidates recommended by stockholders provided the stockholders follow the procedures described below and in the Company's bylaws. Except as described above, in performing its evaluation and review, the Board generally does not differentiate between candidates proposed by stockholders and other proposed nominees, except that the Board may consider, as one of the factors in its evaluation of stockholder-recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of the Company.

Stockholders who wish to recommend individuals for election to the Board may do so by submitting a written recommendation to the Secretary of the Company, 2064 Highway 116 North, Sebastopol, CA 95472, in accordance with the procedures set forth below in this Proxy Statement under the heading "Stockholder Proposals for the Next Annual Meeting." For nominees for election to the Board proposed by stockholders to be considered, the following information concerning each nominee must be timely submitted in accordance with the required procedures: (1) the nominee's name, age, business address, residence address, principal occupation or employment, the class and number of shares of the Company's capital stock the nominee beneficially owns and any other information relating to the nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations thereunder; and (2) as to the stockholder proposing such nominee, that stockholder's name and address, the class and number of shares of the Company's capital stock the stockholder beneficially owns, a description of all arrangements and understandings between the stockholder and the nominee or any other person (including their names) pursuant to which the nomination is made, a representation that the stockholder is a holder of record of the Company's stock entitled to vote at the meeting and that the stockholder intends to appear in person or by proxy at the annual meeting to nominate the person named in its notice, and any other information relating to the stockholder that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations thereunder. The notice must also be accompanied by a written consent of the proposed nominee to being named as a nominee and to serve as a director if elected. The Company may also require any proposed nominee to furnish such other information as the Company or the Board may reasonably require to determine the eligibility and qualifications of the nominee to serve as a director.

Compensation of Directors

During fiscal year 2006, the directors of the Company received the following compensation for service as a director: $3,000 per quarter, plus reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at meetings; $1,500 for each Board and shareholder meeting attended; for service on the Audit Committee or the Compensation Committee, $1,000 per quarter for each such committee; and for service on special or other committees authorized by the Board, $1,000 per meeting of such committee. The Chair of the Audit Committee received an additional $500. In addition, on March 22, 2006 the Board approved compensation arrangements for directors of the Company for service after that date as members of the Special Committee of the Board that the Board established earlier in 2006 to evaluate a proposed transaction with the Company by a group that included Walker R. Stapleton, the Company’s Chief Executive Officer and a director. Members received an initial payment of $20,000 and a subsequent payment of an additional $15,000. In connection with the above arrangements, the Board determined that no further meeting fees would be payable in connection with meetings of the Special Committee. Directors' fees paid by the Company during fiscal year 2006 for service on the board and all committees totaled $154,083 and included the following: Mr. Bugatto, $34,666 (including $5,000 for special committee); Mr. Selinger, $70,166 (including $40,000 for special committee); Joe Milam, $39,500 (including $35,000 for special committee); Mr. Stapleton, $0; Roger Mertz, $4,666; and Gary Hess, $5,083. In addition, in December 2005, Mr. Bugatto and Mr. Selinger were each granted a stock option to purchase 2,500 shares of common stock, and Mr. Stapleton was granted an option to purchase 10,000 shares of common stock, at an exercise price equal to the fair market value of the common stock on the grant date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
EACH OF THE NOMINATED DIRECTORS.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has selected Grant Thornton LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending June 30, 2007. Representatives of Grant Thornton LLP are not expected to be present at the Annual Meeting.

Although ratification by stockholders is not a prerequisite to the ability of the Audit Committee to select Grant Thornton LLP as our independent auditor, and the committee retains the discretion to change auditors notwithstanding ratification as requested by this proposal, we believe such ratification to be desirable. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection.

Principal Accountant Fees and Services

The following table shows the fees billed to the Company for the audit and other services provided by Grant Thornton LLP for fiscal 2006 and 2005.

	Fiscal 2006	Fiscal 2005

Audit fees (1)	$73,055	$67,500
Audit-related fees (2)	$4,924	$5,524
Tax fees (3)	$20,398	$21,600
All other services (4)	$4,724	$2,135

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements.
(2)	Audit-related fees consisted primarily of accounting consultations and out of pocket expenses.
(3)	For fiscal 2006 and 2005, respectively, tax fees principally included tax compliance fees of $21,484 and $21,046, and tax advice and tax planning fees of $963 and $554.
(4)	All other fees principally include audit services provided in connection with other statutory or regulatory filings.

All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Grant Thornton LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The policy adopted by the Audit Committee requires pre-approval of audit, audit-related, non-audit and tax services.

The affirmative vote of the holders of a majority of the shares of common stock voting in person or by proxy on this proposal is required to ratify the appointment of the independent auditors.

THE AUDIT COMMITTEE UNANIMOUSLY RECOMMENDS A VOTE
"FOR" THE RATIFICATION OF THE SELECTION OF GRANT THORNTON, LLP.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following tables, based in part upon information supplied by officers, directors and principal stockholders, set forth certain information known to the Company with respect to beneficial ownership of the Company's common stock as of September 30, 2006, by (i) each person known to the Company to be a beneficial owner of more than 5% of the Company's common stock, (ii) each Named Executive Officer (see “Executive Compensation - Summary Compensation Table”), (iii) each director of the Company, and (iv) all directors and executive officers of the Company as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. Voting power is the power to vote or direct the voting of securities, and investment power is the power to dispose of or direct the disposition of securities.

Security Ownership of Certain Beneficial Owners

	Shares of Common Stock Beneficially Owned (a)
Name and Address of Beneficial Owner	Number	Percent

Craig R. Stapleton 135 E. Putnam Avenue Greenwich, CT 06830	369,930(b)	32.9%
Gary L. Hess 2064 Highway 116, North Sebastopol, CA 95472	83,617(c)	7.4%
Wendy W. Stapleton 135 E. Putnam Avenue Greenwich, CT 06830	73,198(d)	6.5%
Roger S. Mertz 333 Bush Street, Suite 1200 San Francisco, CA 94104	59,223(e)	5.2%
Walker R. Stapleton	57,410 (f)	4.2%
Fredric Selinger	24,500(g)	1.9%
David J. Bugatto	20,000(h)	1.7%

(a)
Security ownership information for beneficial owners is taken from statements filed with the Securities and Exchange Commission pursuant to Sections 13(d), 13(g) and 16(a) and information made known to the Company. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of the date of the table are deemed to be outstanding for the purpose of computing the percentage ownership of the person holding those options, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The percentage of beneficial ownership is based on 1,124,257 shares of common stock outstanding as of the date of the table.

(b)
Includes 343,237 shares owned directly by Mr. Stapleton or trusts for the benefit of Mr. Stapleton and 26,693 shares owned by Mr. Stapleton's wife to which Mr. Stapleton disclaims any beneficial interest.

(c)	Includes 73,617 shares owned directly and 10,000 shares issuable upon the exercise of stock options.
(d)	Wendy W. Stapleton is the daughter of Craig R. Stapleton.
(e)
Includes 32,068 shares owned directly, 25,000 shares issuable upon the exercise of stock options, and 2,155 shares held by Mr. Mertz as trustee and to which Mr. Mertz disclaims any beneficial interest.

(f)	Includes options to purchase 10,000 shares of common stock.
(g)	Includes 2,000 shares owned directly and 22,500 shares issuable upon the exercise of stock options.
(h)	Includes 20,000 shares issuable upon the exercise of stock options.

EXECUTIVE COMPENSATION

Summary Compensation Table

The Summary Compensation Table shows certain compensation information for the Chief Executive Officer and each of the four other most highly compensated executive officers whose aggregate compensation exceeded $100,000 for the fiscal year ended June 30, 2006 (collectively, the “Named Executive Officers”). Compensation data is shown for the fiscal years ended June 30, 2006, 2005, and 2004. This information includes the dollar value of base salaries, bonus awards, the number of Options/SARs granted, and certain other compensation, if any, whether paid or deferred.

	Annual Compensation(a)			Long Term Compensation Awards
Name	Year	Salary($)	Bonus($)	Options/SARs(#)	All Other Compensation($)
Walker R. Stapleton Chief Executive Officer, Chief Financial Officer	2006 2005 2004	$100,000 -- --	$35,000 -- --		$29,615 -- --

(a)	Amounts shown include cash and non-cash compensation earned with respect to the year shown above.
(b)
Walker R. Stapleton became President and Chief Executive Officer effective June 16, 2005, but did not receive any compensation during fiscal 2005 with respect to his services as an officer of the Company.

Option Grants in Last Fiscal Year

The following table sets forth information regarding individual option grants to acquire common stock during fiscal 2006 to each Named Executive Officer.

	Individual Grants
					Potential Realizable
					Value at Assumed Rates of Stock Price Appreciation for Option Term(2)
Name	Number of Securities Underlying Options Granted (#)	% of Total Options Granted Employees In Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	5% ($)	10% ($)

Walker R. Stapleton	10,000(1))	100%	$ 10.95	12/23/2015	$ 68,864	$ 174,515

(1)
The exercise price of this option is the fair market value of the common stock on the grant date. The option has a ten-year term. The shares subject to this option are fully vested and the option is exercisable in full as of the date of grant. The exercise price may be paid in cash or in shares of common stock valued at fair market value on the exercise date, or through a same day sale procedure.

(2)
Amounts represent hypothetical gains that could be achieved for the option if exercised at the end of the option term based on assumed rates of annual compound stock price appreciation of 5% and 10% from the dates the options were granted to the end of the respective option terms. The assumed 5% and 10% rates of share price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent the Company’s estimate or projection of future share prices.

Option Exercises and Holdings

The following table provides information with respect to the options exercised by the Named Executive Officers during fiscal 2006 and the value of such officers' unexercised options at June 30, 2006.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

			Number of Shares Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($) (a)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Walker R. Stapleton	--	--		--	$20,700

(a)   Value of unexercised options was determined by multiplying the number of unexercised options by the difference between the price of the last reported sale of the Company's common stock on the OTC Bulletin Board, $13.02 per share, on June 30, 2006, and the exercise price of such unexercised options.

Equity Compensation Plan Information

The following table summarizes share and exercise information about our equity compensation plans as of June 30, 2006.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities included in 1st column)
Equity Compensation Plans Approved by Security Holders (1)	96,400	$7.12	84,900(2)
Equity Compensation Plans Not Approved by Security Holders	0	--	0
Total	96,400	$7.12	84,900

(1)	Consists of the Company's 2002 Stock Incentive Plan and 1996 Stock Option Plan, as amended to date.
(2)
Includes 84,900 shares available for issuance under the 2002 Stock Incentive Plan. Excludes 142,026 shares available for issuance under the 1996 Stock Option Plan. In connection with the adoption of the 2002 Stock Incentive Plan in 2002, the Board determined that no further option grants will be made under the 1996 Stock Option Plan.

Summary of Equity Compensation Plans

2002 Stock Incentive Plan. The Company's 2002 Stock Incentive Plan ("2002 Plan") provides for the granting to officers, employees, Directors and consultants of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, nonstatutory stock options and stock appreciation rights. The Company may also issue stock directly to participants under the 2002 Plan. The 2002 Plan was approved by the Board of Directors in July 2002 and by the stockholders in October 2002. The 2002 Plan serves as the successor program to the Company's 1996 Stock Option Plan and was adopted with the intention of reducing the number of shares reserved for stock option grants to a number which better matches the current capitalization of the Company. A total of 150,000 shares of common stock have been reserved for grant pursuant to the 2002 Plan. As of September 30, 2006, 83,400 shares of common stock were available for issuance under the 2002 Plan and options to purchase 65,100 shares were outstanding.

The Company periodically grants to its officers, employees, Board members and consultants stock options under the 2002 Plan in order to provide additional incentive for such persons. The Board believes that such incentives benefit the Company and its stockholders by providing incentive-based compensation that will encourage officers, directors, consultants and other key employees to attain high performance and encourage stock ownership in the Company. No participant in the 2002 Plan may be granted stock options, direct stock issuances and share right awards for more than 15,000 shares of common stock in total in any calendar year. The exercise price of all incentive stock options granted under the 2002 Plan must be at least equal to the fair market value of the common stock on the date of grant. The exercise price of nonstatutory stock options must at least be equal to 85% of the fair market value of the common stock on the date of grant.

1996 Stock Option Plan. The Company's 1996 Stock Option Plan, (the "1996 Plan") was approved by the stockholders at the 1996 annual meeting. An amendment to the 1996 Plan increasing the number of shares available for issuance under the 1996 Plan to 275,000 was approved by the stockholders at the 1999 annual meeting. As of September 30, 2006, options to purchase 268,574 shares had been issued under the 1996 Plan, while options to purchase a total of 32,800 shares remained outstanding. No further options have been or will be granted under the 1996 Plan since the adoption of the 2002 Plan. All new option grants are being made under the 2002 Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Walker R. Stapleton was elected President and Chief Executive Officer on June 16, 2005. On August 10, 2005, the Board of Directors, upon the recommendation of the Compensation Committee, approved compensation arrangements for Mr. Stapleton, the Company's Chief Executive Officer. Under the arrangements, Mr. Stapleton was entitled to receive a base salary for his service as Chief Executive Officer of $8,000 per month. The compensation arrangements did not provide for any specific bonus payments. The Company also agreed to reimburse Mr. Stapleton for up to $30,000 annually for office and travel expenses he incurred in connection with the Company's business. The arrangements did not include any provision for severance or similar compensation upon termination of his status as an officer of the Company.

On July 11, 2006, the Board, upon the recommendation of the Compensation Committee, approved new compensation arrangements for Mr. Stapleton. The Board approved a new base salary of $8,558 per month effective at the beginning of the Company’s 2007 fiscal year commencing July 1, 2006. The Company also agreed to pay $550 per month of health insurance for Mr. Stapleton, and to reimburse Mr. Stapleton for 50% of his cellular telephone expenses (which expenses relate to the Company), both of which are consistent with the Company’s arrangements with other employees of the Company. The Company has agreed to reimburse Mr. Stapleton for up to $32,400 annually for office and travel expenses he incurs in connection with the Company’s business. The approved arrangements do not include any provision for severance or similar compensation upon termination of his status as an officer of the Company. In addition, upon the recommendation of the Compensation Committee, the Board approved the payment of a bonus to Mr. Stapleton with respect to the 2006 fiscal year of $35,000.

On July 1, 2005, Bugatto Investment Company, of which David J. Bugatto, a director of the Company, is the president, entered into a consulting agreement pursuant to which Bugatto Investment Company provides real estate consulting services to the Company for an hourly fee of $225 per hour. The agreement replaced a similar agreement entered into on July 1, 2004. Under the agreement, if either of the Company’s Sonoma County properties is sold during the term of the agreement, Bugatto Investment Company is entitled to receive a fee equal to 1.5% of the sales prices regardless of whether or not a broker is involved, and Bugatto Investment Company is entitled to receive a fee equal to the greater of 1.5% of the gross value of the real estate or $150,000 upon any transaction that would result in the Company becoming a private company.  The term of the agreement was through July 30, 2006. During fiscal 2006, the Company paid Bugatto Investment Company $32,000 for real estate consulting services. As of June 30, 2006, the Company owed Bugatto Investment Company $1,000.

On June 29, 2006, following approval by the Board of Directors of the Company, with David J. Bugatto not participating or voting, the Company entered into a new consulting agreement with Bugatto Investment Company (the “New Agreement”). The New Agreement became effective July 1, 2006, immediately after expiration of the term of the existing 2005 Agreement. Under the New Agreement, Bugatto Investment Company has agreed to provide real estate consulting services, as reasonably requested by the Company, for a one-year term, at the same hourly rate of $225 per hour as is contained in the 2005 Agreement. The New Agreement modifies the 2005 Agreement to provide that Bugatto Investment Company will not receive any additional payments or compensation upon the occurrence of a sale of either of the Company’s Sonoma County properties.

In consideration for Bugatto Investment Company’s willingness to enter into the New Agreement and in light of Mr. Bugatto’s contributions over the past years to increasing the tenant occupancy rate of the Company’s properties and achieving certain land use entitlement modification approvals, the Company paid Bugatto Investment Company the sum of $100,000 upon execution of the New Agreement. In addition, the Company will pay Bugatto Investment Company an additional $50,000 upon the satisfaction, during the term of the agreement (or within one year thereafter) of certain conditions and actions specified by Sonoma County in connection with approval of certain land use entitlement changes. If the Company’s business is sold in a merger, consolidation, tender offer or similar transaction, or if the Company’s north property is sold, and the acquiring person or entity does not agree to assume the New Agreement, then the $50,000 payment becomes payable in connection with the transaction.

Information concerning compensation paid to directors during 2006 appears under the hearing “Compensation of Directors” above.

Effective August 1, 2005, the Company entered into a consulting agreement with Thomas Eakin, the Company’s former Chief Financial Officer. Under the agreement, Mr. Eakin provided financial management and accounting services to the Company at an hourly billing rate of $115 per hour, plus expenses. In September 2005, Mr. Eakin delivered a notice of termination of the consulting agreement, effective October 12, 2005. During fiscal 2006, the Company paid Thomas R. Eakin $19,000 for services.

Gary L. Hess, a director during a portion of fiscal 2006, received directors fees totaling $5,083 during fiscal 2006.

Roger S. Mertz, a director of the Company during a portion of fiscal 2006, is a partner of a law firm that served as the Company’s general counsel during fiscal 2005. During fiscal 2006, the Company incurred $23,000 for legal services provided by that firm, and Mr. Mertz received $4,667 in directors fees during fiscal 2006.

COMPENSATION COMMITTEE REPORT OF THE BOARD OF DIRECTORS

The following compensation committee and the performance graph included elsewhere in this Proxy Statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report or the performance graph by reference therein.

This report is provided by the Compensation Committee of the Board of Directors (the "Committee") to assist stockholders in understanding the Committee's objectives and procedures in establishing the compensation of the Company's Chief Executive Officer and other executive officers. The Committee, made up of non-employee directors, makes recommendations to the Board concerning compensation for executive officers and employees of the Company. During fiscal 2006 until the annual meeting of stockholders in November 2005, the compensation committee was comprised of David J. Bugatto, Gary L. Hess and Fredric Selinger, and thereafter the Committee consisted of Messrs. Bugatto and Selinger.

In accordance with the Company's strategy of reducing operating expenses, particularly expenses related to being a public reporting company, during fiscal 2006 the Company outsourced many functions. As a result, an element of compensation strategy for fiscal 2006 was to ensure that the fees the Company pays for outsourced services were reasonable. During fiscal 2006, the persons and entities performing management services for the Company were compensated through consulting fees. Consulting fees paid to consultants performing outsourced services, including services performed by Bugatto Investment Company relating to the Company’s real estate properties, were reviewed and approved by the Committee (with Mr. Bugatto not participating) as well as by the Board. Similarly, the consulting arrangements approved in August 2005 relating to Tom Eakin’s services as chief financial officer were reviewed and approved by the Committee.

Current Key Elements of Executive Compensation

Our executive compensation program is based on a general philosophy that the total compensation package should be competitive with comparable companies with whom we compete for talent in order to attract and retain outstanding executives. The Committee general philosophy in compensating executive officers, including the Chief Executive Officer, is to relate compensation to corporate and individual performance. The committee generally uses two types of compensation to achieve its overall compensation objectives; annual compensation (including bonuses) and long-term compensation. Annual compensation is comprised of base salary and variable cash compensation, while long-term compensation is generally comprised of stock options.

Annual Compensation. The Committee recognizes the importance of maintaining base cash compensation levels that are competitive with the companies with which the Company competes for talent. Base salary for executives is generally targeted in reference to companies in similar businesses and with similar characteristics such as revenue and market capitalization. The Committee received this data in fiscal 2006 through its own review of public filings of other publicly traded real estate companies and from information provided by a third party consultant. The Committee reviews annual salaries for all of the Company’s executive officers, subject to any written employment agreements with the officers.

Variable Compensation. In addition to earning a base salary, executives and certain members of senior management are eligible to receive additional cash compensation through variable bonuses. Payouts of bonuses, which generally have been made following the end of the fiscal year, are based upon the Committee’s review and analysis as to the extent to which both Company and individual objectives have been achieved, although the Committee may modify these goals and criteria or grant additional variable cash compensation to the executive officers and employees even if the performance goals are not met.

Long-Term Compensation. Equity compensation, which the Committee considers to be long-term compensation, is an important component of the Company’s efforts to attract and retain qualified officers and employees. The Committee believes that properly structured equity compensation aligns the long-term interests of stockholders and employees by creating a direct link between employee compensation and stock appreciation since stock options are only valuable to the employee if the value of the common stock increases after the date of grant. Stock option grants are usually determined by taking into account the employee’s performance and responsibility level, a comparison with comparable awards to individuals in similar positions in the industry, each person’s current level of equity participation, the dilutive impact of the potential grant, and the Company’s operating performance. However, the Committee does not strictly adhere to these factors in all cases and may vary grants made to each executive officer as the particular circumstances warrant. Exercises prices for option are set at a price intended to represent the fair market value of the Company’s common stock on the date of grant.

Based on the factors noted above, the Company granted the Named Executive Officers the options set forth in the “Option Grants in Fiscal 2006” table above

Compensation of the Chief Executive Officer

Walker Stapleton became chief executive officer of the Company in June 2005 and served as the Company’s chief executive officer during fiscal 2006. In addition, following the resignation of Thomas Eakin as chief financial officer in October 2005, Mr. Stapleton also served as the Company’s chief financial officer. The Committee met with and reviewed materials from an independent third party compensation consulting concerning compensation arrangements for Mr. Stapleton, and recommended the following compensation arrangements: salary of $8,000 per month; no specific provisions regarding bonus payments; reimbursement of up to $30,000 annually for office expenses and travel expenses incurred by Mr. Stapleton in connection with the Company’s business; no provisions for severance or similar compensation upon termination of his status as an officer of the Company; and no director’s fees. The compensation consultant had advised the Committee that the terms of proposed compensation described above were as favorable or more favorable to the Company than arrangements for comparable positions at comparable companies. The Board approved the arrangements as proposed by the Committee. In July 2006, following review by the Compensation Committee of Mr. Stapleton’s existing compensation arrangements, the Company’s performance for fiscal 2006 and information from a third party compensation consultant, the Committee recommended, and the Board approved, the payment of bonus to Mr. Stapleton of $35,000 with respect to the fiscal 2006 year.

Compliance with Section 162(m) of the Internal Revenue Code of 1986.

Internal Revenue Code Section 162(m) limits the Company’s ability to deduct compensation in excess of $1,000,000 in any taxable year to the individual who is the chief executive officer at the end of the taxable year and the four other highest compensated officers of the Company during the taxable year. Certain performance-based compensation within the meaning of Section 162(m) is not subject to the deduction limit. To maintain flexibility in compensating the chief executive officer and the executive officers in a manner designed to promote varying corporate goals, the Committee has not adopted a policy that all compensation must be deductible. The Committee intends to continue to evaluate the effects of the compensation limits of Section 162(m) and to grant compensation awards in the future in a manner consistent with the best interests of the Company and its stockholders. Cash compensation for fiscal 2006 for any individual was not in excess of $1,000,000, and the Company does not expect cash compensation for fiscal 2007 to be in excess of $1,000,000 for any individual. The Plan is intended to be in compliance with Section 162(m) by limiting the amount of stock awards that may be granted to any one individual.

THE COMPENSATION COMMITTEE

David J. Bugatto
Fredric Selinger

AUDIT COMMITTEE REPORT TO STOCKHOLDERS

The following report of the audit committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this report by reference therein.

During fiscal 2006, the Audit Committee consisted of Fredric Selinger (Chairman) and David J. Bugatto. The Board has determined that Mr. Selinger is independent within the meaning of Rule 10A-3 of the Securities Exchange Act of 1934. The Board has also determined that Mr. Selinger is an "audit committee financial expert" as defined in the applicable regulations of the Securities and Exchange Commission.

The Board has adopted a written charter for the Committee. In accordance with its charter, the Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Committee is responsible for overseeing the Company's accounting and financial reporting processes and audits of the Company's financial statements. The Committee acts only in an oversight capacity and relies on the work and assurances of both management, which has primary responsibilities for the Company's financial statements and reports, and the independent auditors who are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles.

The Committee discussed with Grant Thornton LLP the matters required by Codification of Statements on Auditing Standards No. 61, Communication with Audit Committees, as amended.

The Committee received and reviewed the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1, Independence with Audit Committees, and discussed with that firm its independence from the Company.

The Committee considered the compatibility of non-audit services with the auditors' independence and have discussed with the independent auditors their independence.

In discharging its duties, the Committee reviewed and discussed with management of the Company and Grant Thornton LLP the audited financial statements of the Company for the fiscal year ended June 30, 2006 ("Audited Financial Statements").

Based on the foregoing review and discussions and a review of the report of Grant Thornton LLP with respect to the Audited Financial Statements, and relying thereon, the Committee recommended to the Company's Board of Directors (and the Board approved) the inclusion of the Audited Financial Statements in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2006, for filing with the SEC.

THE AUDIT COMMITTEE
David J. Bugatto
Fredric Selinger

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended June 30, 2006 all its executive officers, directors, and greater than ten-percent beneficial owners complied with applicable filing requirements, except as follows: Joe Milam, who was elected a director in March 2006, did not timely file an initial statement of beneficial ownership on Form 3 with the SEC, but will file a Form 3 reporting no beneficial ownership of any securities of the Company.

PERFORMANCE GRAPH

The following graph compares the total return performance of the Company for the periods indicated with the performance of the Russell 2000 Index and the performance of a Peer Index comprised of the publicly traded stocks Advanced Oxygen Technologies, Inc., American Spectrum Realty Inc., BNS Holdings Inc., Miller Industries Inc., Monmouth Capital Corp., Technology General Corp., and SonomaWest Holdings, Inc. During fiscal 2006, the common stock was traded on the Nasdaq SmallCap Market until August 2006, and thereafter has been traded in the over-the-counter "pink sheets" under the symbol "SWHI." The Russell 2000 Index is comprised of the publicly traded stocks of the 2,000 smallest companies included in the Russell 3,000 Index, which includes the publicly traded stocks of the 3,000 largest companies. The total return indices reflect reinvested dividends and are weighted on a market capitalization basis at the time of each reported data point.

	Cumulative Total Return
	6/01	6/02	6/03	6/04	6/05	6/06

SONOMAWEST HOLDINGS, INC.	100.00	113.96	68.38	141.03	141.74	185.47
RUSSELL 2000	100.00	91.33	89.83	119.80	131.12	150.23
PEER GROUP	100.00	80.77	65.19	70.00	74.05	98.25

ANNUAL REPORT ON FORM 10-K

The Company has filed its annual report on Form 10-K for the year ended June 30, 2006, with the Securities and Exchange Commission. A copy of the report is included in the Annual Report to Stockholders that accompanies this Proxy Statement. Stockholders may obtain additional copies of the Annual Report and a list describing any exhibits not contained therein, without charge (the exhibits are available upon payment of charges which approximate the Company’s cost of reproduction of the exhibits), by writing to the Secretary of the Company, at our principal executive offices at 2064 Highway 116 North, Sebastopol, California 95472.

STOCKHOLDER PROPOSAL FOR NEXT ANNUAL MEETING

Any of our eligible stockholders may submit a proposal for action at our next annual meeting of stockholders and for inclusion in our proxy statement and form of proxy relating to such meeting, and under the Company’s Bylaws, in order for business to be properly brought before the 2007 annual meeting of stockholders by a stockholder, or a stockholder nomination for director to be timely submitted, such stockholder must have given timely notice thereof in writing to the Secretary of the Company, at 2064 Highway 116 North, Sebastopol, California 95472. To be timely, a stockholder proposal to be presented at the 2007 annual meeting of stockholders, or a stockholder nomination for election as a director, must be received at the Company’s principal executive offices before 120 calendar days in advance of the first anniversary of the date that the Company’s proxy statement was released to stockholders in connection with this year’s Annual Meeting, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year’s proxy statement, then to be timely the notice by the stockholder must be received a reasonable time before the solicitation is made.

The proposal must also satisfy the conditions established by the SEC for stockholder proposals to be included in the Company’s proxy statement for that meeting, as well as any applicable requirements in the Company’s Bylaws. In addition, pursuant to SEC Rule 14a-4, if the Company is not notified of a stockholder proposal by at least 45 days before the date on which the Company first mailed its proxy materials for the prior year’s annual meeting of stockholders, or the earlier date described above for timely submission of stockholder proposals specified by the advance notice provision in the Company’s Bylaws, then the proxies held by management of the Company will provide for discretionary authority to vote against such stockholder proposal, even though such proposal is not discussed in the Proxy Statement.

OTHER MATTERS

The Board of Directors presently knows of no other matter that may come before the Annual Meeting. If any other matters should properly come before the Meeting, however, the proxy holders intend to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Walker R. Stapleton
Chief Executive Officer
Dated: October 16, 2006

SONOMAWEST HOLDINGS, INC.

2064 Highway 116 North
Sebastopol, California 95472

PROXY

 This Proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Walker R. Stapleton and David J. Bugatto, or either of them, with full power of substitution, as Proxies of the undersigned to attend the Annual Meeting of Stockholders of SonomaWest Holdings, Inc. to be held on Friday, November 17, 2006 at 9:00 a.m., local time, at Alleghany Properties, LLC, 2150 River Plaza Drive, #155, Sacramento, CA 95833, and any adjournment thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present as indicated below.

1.	Election of four directors to serve until the 2007 Annual Meeting of Stockholders or until their respective successors are elected and qualified.

	☐ FOR all nominees listed below		☐ WITHHOLD AUTHORITY
	(except as marked to the contrary below)		to vote for all nominees listed below

(Instructions: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

	Robert W.C. Davies	David Janke	David J. Bugatto	Walker R. Stapleton

2.	Ratification of appointment of Grant Thornton LLP as independent auditors for the fiscal year ending June 30, 2007.

	☐ FOR the appointment	☐ AGAINST the appointment	☐ ABSTAIN

3.	The transaction of such other business as may properly come before the meeting or any adjournment or postponements of the meeting.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

The undersigned hereby acknowledge receipt of (a) the Notice of Annual Meeting of Stockholders, (b) the accompanying Proxy Statement, and (c) the Annual Report of the Company for the fiscal year ended June 30, 2006.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the Proxy will be voted FOR proposals one, two and three.

Please sign exactly as signature appears on this proxy card. Executors, administrators, traders, guardians, attorneys-in-fact, etc. should give their full titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If a partnership, please sign in partnership name by authorized person. If stock is registered in two names, both should sign.

Dated: _______________, 2006

Signature

Signature